Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Blue Capital Reinsurance Holdings Ltd. (the “Company”) on Form 10-Q for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Adam Szakmary and Michael S. Paquette, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(a)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and,

(b)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 6, 2015	BY:	/s/ ADAM SZAKMARY

			Name:	Adam Szakmary
			Title:	Chief Executive Officer
(Principal Executive Officer)

Date:	November 6, 2015	BY:	/s/ MICHAEL S. PAQUETTE

			Name:	Michael S. Paquette
			Title:	Chief Financial Officer
(Principal Financial Officer)